Exhibit 10.60

Liberty Media Corporation
12300 Liberty Boulevard
Englewood, CO 80112

November 30, 2017

Liberty Interactive Corporation
12300 Liberty Boulevard
Englewood, CO 80112
Attention: Legal Department

Re: Services Agreement

Ladies and Gentlemen:

Reference is made to the Services Agreement, dated September 23, 2011, by and between Liberty Media Corporation, a Delaware corporation, and Liberty Interactive Corporation (the “Services Agreement”).

This confirms the parties’ understanding that the terms of the Services Agreement have continued in effect, notwithstanding provisions in the Services Agreement regarding termination, and will continue in effect until such time as the parties terminate upon the occurrence of any of the events described in Section 3.3(a), (b) or (c) of the Services Agreement.

If the foregoing meets with your approval, kindly execute below and return a copy to the undersigned.

[signature page follows]

Very truly yours,

LIBERTY MEDIA CORPORATION

By:  /s/ Pamela L. Coe

Name:  Pamela L. Coe

Title:    Senior Vice President

Accepted and agreed this 30th day of November, 2017:

LIBERTY INTERACTIVE CORPORATION

By:  /s/ Craig Troyer

Name:  Craig Troyer

Title:    Senior Vice President